EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Palomar Holdings, Inc. (the “Company”) for the quarter ended June 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Mac Armstrong, as Chief Executive Officer of the Company, and T. Christopher Uchida, Chief Financial Officer, hereby certify pursuant to Title 18, Chapter 63, Section 1350 of the United States Code, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 3, 2023	By:	/s/ Mac Armstrong
	Name:	Mac Armstrong
	Title:	Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)

Date: August 3, 2023	By:	/s/ T. Christopher Uchida
	Name:	T. Christopher Uchida
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)